UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 3, 2015

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction	(Commission File	(IRS Employer
of incorporation)	Number)	Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

On August 3, 2015, Kimberly-Clark Corporation (the “Corporation”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. and Goldman, Sachs & Co., as representatives for the several underwriters named therein, for the issuance and sale by the Corporation of $250,000,000 aggregate principal amount of 2.15% Notes due August 15, 2020 (the “2020 Notes”) and $300,000,000 aggregate principal amount of 3.05% Notes due August 15, 2025  (together with the 2020 Notes, the “Notes”). The Notes were registered under the Securities Act of 1933, as amended, pursuant to the Corporation’s registration statement on Form S-3 (File No. 333-189633) filed on June 27, 2013.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1. Forms of the Notes are attached hereto as Exhibits 4.1 and 4.2.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 1.1	Underwriting Agreement, dated August 3, 2015

Exhibit 4.1	Form of 2.15% Notes due August 15, 2020

Exhibit 4.2	Form of 3.05% Notes due August 15, 2025

Exhibit 5.1	Opinion of Thomas J. Mielke

Exhibit 23.1	Consent of Thomas J. Mielke (included in Exhibit 5.1 hereto)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: August 6, 2015	By:	/s/ Jeffrey P. Melucci
Jeffrey P. Melucci
Vice President, Deputy General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit 1.1	Underwriting Agreement dated August 3, 2015

Exhibit 4.1	Form of 2.15% Notes due August 15, 2020

Exhibit 4.2	Form of 3.05% Notes due August 15, 2025

Exhibit 5.1	Opinion of Thomas J. Mielke

Exhibit 23.1	Consent of Thomas J. Mielke (included in Exhibit 5.1 hereto)